SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 of 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission file number
January 30, 2004	0-19858

USA TRUCK, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	71-0556971
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3200 Industrial Park Road Van Buren, Arkansas	72956
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code:

(479) 471-2500

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 News release issued by the registrant on January 30, 2004.

Item 12. Results of Operations and Financial Condition

On January 30, 2004, the registrant issued a news release announcing its revenues and earnings for the fourth quarter of 2003. A copy of the news release is furnished as an exhibit to this Form 8-K.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	January 30, 2004	/s/ ROBERT M. POWELL
Robert M. Powell
Chairman and Chief Executive Officer

Date:	January 30, 2004	/s/ JERRY D. ORLER
Jerry D. Orler
President

Date:	January 30, 2004	/s/ CLIFTON R. BECKHAM
Clifton R. Beckham
Sr. Vice President - Finance, Chief Financial Officer and Secretary